Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of July 31, 2015 is entered into among TWIN DISC INCORPORATED and TWIN DISC INTERNATIONAL, S.P.R.L. successor by conversion to Twin Disc International, S.A. (individually a “Borrower” and collectively, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”).

BACKGROUND

A. The Borrowers and the Lender are parties to that certain Credit Agreement dated as of June 30, 2014 (the “Credit Agreement”).  The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B. The Borrowers have requested amendments to the Credit Agreement.

C. The Lender hereby agrees to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers and the Lender agree as follows:

1. AMENDMENTS.

(a) All references to “Twin Disc International, S.A.” in the Credit Agreement are deleted and replaced with references to “Twin Disc International, S.P.R.L.”

(b) The two references in the definitions of “Additional Covenant” in Section 1.1 of the Credit Agreement to “Article VI or VII” are deleted and replaced with references to “Article VII or VIII.”

(c) The definition of “EBITDA” in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

“EBITDA” shall mean the sum of (i) Net Income plus (ii) solely with respect to periods of four consecutive fiscal quarters ending on and including June 30, 2015 to and including March 25, 2016, $3,300,000, plus (iii)  to the extent deducted in the calculation of Net Income, (a) interest expense, (b) depreciation and amortization expense, and (c) income tax expense; provided, however, such expenses are acceptable to the Lender in its discretion. For purposes of calculating EBITDA for any period of four consecutive fiscal quarters, if during such period any Borrower shall have consummated and closed an acquisition permitted under Section 8.4, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period, with adjustments made by Parent and approved by the Lender in its judgment (which approval shall not be unreasonably withheld), all as determined for Parent and its Subsidiaries on a consolidated basis for the four fiscal quarters ending on the date of determination, without duplication, and in accordance with U.S. GAAP applied on a consistent basis.

2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By the execution and delivery hereof, the Borrowers represent and warrant that, as of the date hereof:

(a) This First Amendment has been duly authorized, executed and delivered by each of the Borrowers.  This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of each of the Borrowers enforceable against such Borrower in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws generally affecting the rights of creditors and subject to general equity principles.;

(b) The representations and warranties of the Borrowers contained in Article VI of the Credit Agreement or any other Loan Document (in each case treating this Amendment as a Loan Document), are true and correct on and as of the date hereof; and

(c) No Default or Event of Default has occurred and is continuing.

3. CONDITIONS TO EFFECTIVENESS.  This First Amendment shall be effective at such time as (a) each party hereto shall have received  a counterpart of this First Amendment executed by each other party and (b) the Borrowers shall have delivered to the Lender an executed copy of an amendment to the Prudential Agreement conforming the definition of “EBITDA” therein to the definition thereof in Section 1(b) above and in form reasonably satisfactory to the Lender (and the Lender hereby acknowledges that an amendment in substantially the form of Exhibit A hereto is satisfactory to it and hereby consents to such amendment).

4. REFERENCE TO THE CREDIT AGREEMENT.

(a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

5. COSTS, EXPENSES AND TAXES.  The Borrowers agree to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, negotiation, execution and delivery of this Lender and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto).

6. EXECUTION IN COUNTERPARTS.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any party hereto to another party by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7. GOVERNING LAW; BINDING EFFECT.  This Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.  This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

8. HEADINGS.  Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

9. ENTIRE AGREEMENT.  The Credit Agreement, as amended by this First Amendment, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between the parties.  There are no related unwritten oral agreements between the parties.

[signature pages follow]

IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

TWIN DISC, INCORPORATED

By:
Name:
Title:

TWIN DISC INTERNATIONAL, S.P.R.L. (successor by conversion to Twin Disc International, S.A.)

By:
Name:
Title:

[Signature Page to First Amendment to Twin Disc
Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, Lender

By:
Name:
Title:

[Signature Page to First Amendment to Twin Disc
Credit Agreement]

EXHIBIT A

PRUDENTIAL AMENDMENT

[See attached.]

CHI:2937298.2

EXHIBIT A

August 3, 2015

Twin Disc, Incorporated
1328 Racine Street
Racine, Wisconsin  53403

Attention: Mr. Jeffrey S. Knutson

Re:           Amendment No. 1 to Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

This letter amendment (this “Letter”) makes reference to that certain Amended and Restated Note Purchase and Private Shelf Agreement dated as of June 30, 2014, the (“Note Agreement”), among The Prudential Insurance Company of America, Prudential Investment Management, Inc., Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Security Benefit Life Insurance Company, Inc., Prudential Annuities Life Assurance Corporation, Mutual of Omaha Insurance Company (collectively, the “Holders” and each, a “Holder”) and Twin Disc, Incorporated, a Wisconsin corporation (the “Company”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement, as amended hereby.

The Company has requested that the Holders amend the Note Agreement as set forth below.  Subject to the terms and conditions hereof, the Holders are willing to agree to such requests.

Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:

SECTION 1.                                Amendments. Effective upon the Effective Date (as defined in Section 2 below), the Holders party hereto and the Company agree that the Note Agreement is amended as follows:

1.1 The definition of “Credit Agreement” in paragraph 10B of the Note Agreement is amended and restated in its entirety as follows:

“Credit Agreement” shall mean the Credit Agreement, dated as of June 30, 2014 by and among the Company, Twin Disc International, S.A., a Belgian corporation, and Bank, as amended by the First Amendment to Credit Agreement and as further amended, restated, supplemented or otherwise modified from time to time.

00137059.DOCX v.3

1.2 The definition of “EBITDA” in paragraph 10B of the Note Agreement is amended and restated in its entirety as follows:

“EBITDA” shall mean the sum of (i) Net Income plus (ii) solely with respect to periods of four consecutive fiscal quarters ending on and including June 30, 2015 to and including March 25, 2016, $3,300,000, plus (iii) to the extent deducted in the calculation of Net Income, (a) interest expense, (b) depreciation and amortization expense, and (c) income tax expense; provided, however, such expenses are acceptable to the Required Holder(s) in their discretion.  For purposes of calculating EBITDA for any period of four consecutive quarters, if during such period the Company or any Subsidiary shall have consummated and closed an acquisition permitted under paragraph 6C, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such acquisition occurred on the first day of such period, with adjustments made by the Company and approved by the Required Holder(s) in their judgment (which approval shall not be unreasonably withheld), all as determined for the Company and its Subsidiaries on a consolidated basis for the four fiscal quarters ending on the date of determination, without duplication, and in accordance with generally accepted accounting principles applied on a consistent basis.

1.3 Paragraph 10B of the Note Agreement is amended by adding the following new definition thereto in alphabetical order:

“First Amendment to Credit Agreement”  shall mean the First Amendment to Credit Agreement, dated as of July 31,2015 by and among the Company, Twin Disc International, S.P.R.L., successor by conversion to Twin Disc International, S.A and the Bank.

SECTION 2.                                Effectiveness.  The amendments in Section 1 of this Letter shall become effective on the date (the “Effective Date”) of satisfaction of the following:

(a)           Receipt by each Holder party hereto copies of counterparts of this Letter executed by the Company and the Required Holders; and

(b)           Receipt by each Holder party hereto of (i)  a copy of the First Amendment to Credit Agreement duly executed by the Company, Twin Disc International, S.P.R.L., successor by conversion to Twin Disc International, S.A.. and the Bank and (ii) a copy of a consent under the Credit Agreement consenting to the amendments set forth herein and otherwise in form and substance reasonably satisfactory to the Required Holders, duly executed by the Bank, and such consent shall be in full force and effect.

SECTION 3.                                Representations and Warranties. The Company represents and warrants to the Holders that, after giving effect hereto (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct as of the date of the execution and delivery of this Letter by the Company with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date), (b) no Event of Default or Default exists and

00137059.DOCX v.3                                                                    2

(c) neither the Company nor any of its Subsidiaries has paid or agreed to pay, and neither the Company nor any of its Subsidiaries will pay or agree to pay, any fees or other consideration to any Person in connection with the amendments or consents referenced in Section 2(b) hereof.

SECTION 4.                                Reference to and Effect on Note Agreement.  Upon the effectiveness of the amendments made in this Letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this Letter.  Except as specifically set forth in Section 1 hereof, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.  The Company hereby represents and warrants that all necessary or required consents to this Letter have been obtained and are in full force and effect.  Except as specifically stated in Section 1 of this Letter, the execution, delivery and effectiveness of this Letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of the holder of any Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or any Note at any time.  The execution, delivery and effectiveness of this Letter shall not be construed as a course of dealing or other implication that any Holder has agreed to or is prepared to grant any amendments to the Note Agreement or any Note in the future, whether or not under similar circumstances.

SECTION 5.                                Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by any Holder, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by the Holders in connection with this Letter or the transactions contemplated hereby, in enforcing any rights under this Letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Letter or the transactions contemplated hereby.  The obligations of the Company under this Section 5 shall survive transfer by any Holder of any Note and payment of any Note.

SECTION 6.                                Governing Law.  THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts; Section Titles.  This Letter may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together  shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Letter. The section titles contained in this Letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

[remainder of page intentionally left blank; signature page follows]

00137059.DOCX v.3                                                                    3

Very truly yours,

THE PRUDENTIAL INSURANCE COMPANY

   OF AMERICA

By: ___________________________________

Vice President

PRUDENTIAL INVESTMENT MANAGEMENT INC.

By: ___________________________________

Vice President

PRUCO LIFE INSURANCE COMPANY

By:  ___________________________________
Assistant Vice President

PRUCO LIFE INSURANCE COMPANY OF
           NEW JERSEY

By:  ___________________________________
     Assistant Vice President

00137059.DOCX v.3                                                       Signature Page
Amendment No. 1 to  Amended and Restated Twin Disc Note Agreement

SECURITY BENEFIT LIFE INSURANCE
  COMPANY, INC.

By:           Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  ______________________________
Vice President

PRUDENTIAL ANNUITIES LIFE
   ASSURANCE CORPORATION

By:           Prudential Investment Management, Inc.,
(as Investment Manager)

By:______________________________
Vice President

MUTUAL OF OMAHA INSURANCE
  COMPANY

By:           Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:           Prudential Private Placement Investors, Inc.
(as its General Partner)

By:  ______________________________
Vice President

00137059.DOCX v.3                                                       Signature Page
Amendment No. 1 to  Amended and Restated Twin Disc Note Agreement

THE LETTER IS AGREED TO

AND ACCEPTED BY:

TWIN DISC, INCORPORATED

By: ______________________________
Name: ___________________________
Title: ____________________________

00137059.DOCX v.3                                                       Signature Page
Amendment No. 1 to  Amended and Restated Twin Disc Note Agreement